Exhibit 99.3

SUPPLEMENTAL INFORMATION

Three Months Ended September 30, 2011

Furnished as of November 1, 2011

(Unaudited)

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2010 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended September 30, 2011	Page 1 of 12

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended September 30, 2011	Page 2 of 12

SCHEDULE 1

CORPORATE INFORMATION

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $2.9 billion in 219 real estate properties and mortgages as of September 30, 2011, excluding assets classified as held for sale and including an investment in one unconsolidated joint venture. The Company’s 208 owned real estate properties, excluding assets classified as held for sale, are located in 29 states and total approximately 13.9 million square feet. The Company provides property management services to approximately 10.0 million square feet nationwide.

A)	Corporate Headquarters:

Healthcare Realty Trust Incorporated

3310 West End Avenue, Suite 700

Nashville, TN 37203

Phone: 615.269.8175

Fax: 615.269.8461

E-mail: communications@healthcarerealty.com

Website: www.healthcarerealty.com

B)	Executive Officers:

David R. Emery

Chairman of the Board and Chief Executive Officer

John M. Bryant, Jr.,

Executive Vice President and General Counsel

Scott W. Holmes

Executive Vice President and Chief Financial Officer

Todd J. Meredith

Executive Vice President – Investments

B. Douglas Whitman, II

Executive Vice President – Corporate Finance

C)	Board of Directors:

David R. Emery

Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated

Errol L. Biggs, Ph.D.,

Director, Graduate Programs in Health Administration, University of Colorado

C. Raymond Fernandez, M.D.,

Former Chief Executive Officer, Piedmont Clinic (Retired)

Batey M. Gresham, Jr., A.I.A.,

Founder, Gresham Smith & Partners

Edwin B. Morris III

Managing Director, Morris & Morse Company, Inc.

J. Knox Singleton

President and Chief Executive Officer, Inova Health System

Bruce D. Sullivan

Former Audit Partner, Ernst & Young LLP (Retired)

Dan S. Wilford

Former President and Chief Executive Officer, Memorial Hermann Healthcare System (Retired)

Roger O. West

Former General Counsel, Healthcare Realty Trust Incorporated (Retired)

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended September 30, 2011	Page 3 of 12

SCHEDULE 1 (CONTINUED)

CORPORATE INFORMATION

D)	Professional Services:

Independent Registered Public Accounting Firm

BDO USA, LLP

414 Union Street, Suite 1800

Nashville, TN 37219

Transfer Agent

Wells Fargo N.A.

Shareowner Services

161 North Concord Exchange

South St. Paul, MN 55075-1139

E)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number
Common Stock	NYSE	HR	4.22E+08
Senior Notes due 2014	OTC	HR	421946AF1
Senior Notes due 2017	OTC	HR	42225BAA44
Senior Notes due 2021	OTC	HR	421946AG9

F)	Dividend Reinvestment Plan:

Through the Company’s transfer agent, Wells Fargo, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

G)	Direct Deposit of Dividends:

Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

H)	Dividends Declared:

On November 1, 2011, the Company declared a dividend of $0.30 per share, payable on December 1, 2011 to stockholders of record on November 17, 2011.

I)	Analyst Coverage

BMO Capital Markets Corp.	KeyBanc Capital Markets Inc.

Cowen & Co. LLC	Morgan Keegan & Co.

Davenport & Co. LLC	RBC Capital Markets Corp

Deutsche Bank Securities Inc.	Robert W. Baird & Co.

Sandler O’Neil + Partners LP

J.J.B. Hilliard W.L. Lyons LLC	Stifel Nicolaus & Co.

J.P. Morgan Securities LLC	UBS Investment Bank

Jefferies & Co.	Wells Fargo Securities LLC

JMP Securities LLC

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended September 30, 2011	Page 4 of 12

SCHEDULE 2

CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except per share data)

	September 30, 2011	December 31, 2010
ASSETS

Real estate properties:
Land	$164,768	$163,020
Buildings, improvements, and lease intangibles	2,432,968	2,310,404
Personal property	17,516	17,919
Construction in progress	155,489	80,262

	2,770,741	2,571,605
Less accumulated depreciation	(506,344)	(484,641)

Total real estate properties, net	2,264,397	2,086,964

Cash and cash equivalents	4,054	113,321

Mortgage notes receivable	94,588	36,599

Assets held for sale and discontinued operations, net	16,519	23,915

Other assets, net	108,015	96,510

Total assets	$2,487,573	$2,357,309

LIABILITIES AND EQUITY

Liabilities:
Notes and bonds payable	$1,349,882	$1,407,855

Accounts payable and accrued liabilities	65,202	62,652

Liabilities of discontinued operations	249	423

Other liabilities	49,662	43,639

Total liabilities	1,464,995	1,514,569

Commitments and contingencies

Equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value; 150,000,000 shares authorized; 77,839,098 and 66,071,424 shares issued and outstanding at September 30, 2011 and December 31, 2010, respectively	779	661

Additional paid-in capital	1,893,878	1,641,379

Accumulated other comprehensive loss	(5,269)	(5,269)

Cumulative net income attributable to common stockholders	793,034	796,165

Cumulative dividends	(1,659,844)	(1,593,926)

Total stockholders’ equity	1,022,578	839,010

Noncontrolling interests	—	3,730

Total equity	1,022,578	842,740

Total liabilities and equity	$2,487,573	$2,357,309

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended September 30, 2011	Page 5 of 12

SCHEDULE 3

SELECTED BALANCE SHEET INFORMATION

(dollars in thousands)

	2011			2010
	Q3	Q2	Q1	Q4	Q3	Q2

Real estate properties, gross (1)	$2,770,741	$2,615,248	$2,597,963	$2,571,605	$2,397,218	$2,280,638

Real estate properties, net (1)	2,264,397	2,128,676	2,092,179	2,086,964	1,923,098	1,812,162

Construction in progress	155,489	104,741	98,590	80,262	58,070	125,021

Mortgage notes receivable	94,588	122,603	88,171	36,599	27,134	23,423

Assets held for sale and discontinued operations, net	16,519	16,485	16,694	23,915	17,592	1,049

Total assets	2,487,573	2,386,181	2,296,712	2,357,309	2,069,863	1,930,449

Notes and bonds payable (2)	1,349,882	1,251,629	1,293,086	1,407,855	1,138,200	1,007,725

Total stockholders’ equity	1,022,578	1,016,828	902,447	839,010	819,290	821,135

Noncontrolling interests	—	—	—	3,730	3,719	3,891

Total equity	1,022,578	1,016,828	902,447	842,740	823,009	825,026

(1)	Includes construction in progress.
(2)	Summary of Indebtedness:

	Balance as of September 30, 2011	Months to Maturity	Effective Interest Rate
Senior Notes due 2014, net of discount	$264,334	31	5.19%
Senior Notes due 2017, net of discount	298,402	64	6.62%
Senior Notes due 2021, net of discount	396,991	112	5.86%

Total Senior Notes Outstanding	959,727	75	5.91%

Unsecured credit facility due 2012 (1)	175,000	12	3.03%

Mortgage notes payable, net	215,155	74	6.34%

Total Outstanding Notes and Bonds Payable	$1,349,882	67	5.61%

(1)	The unsecured credit facility due 2012 was replaced on October 14, 2011 with the Company’s new $700 million credit facility. The new $700 million credit facility matures on October 14, 2015 and currently has an effective interest rate of 1.73%.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended September 30, 2011	Page 6 of 12

SCHEDULE 4

INVESTMENT PROGRESSION (1)

(dollars in thousands)

A)	Construction in Progress

	Number of Properties	Three Months Ended September 30, 2011	Number of Properties	Nine Months Ended September 30, 2011

Balance at beginning of period	3	$104,741	3	$80,262

Fundings on projects in existence at the beginning of the period	—	23,827	—	58,951

New projects started during the period (2)	1	4,982	1	4,982

Consolidation of construction in progress upon elimination of mortgage note receivable (3)	1	21,939	1	21,939

Completions	—	—	—	(10,645)

Balance at end of period	5	$155,489	5	$155,489

B)	Real Estate Properties

	Number of Properties	Three Months Ended September 30, 2011	Number of Properties	Nine Months Ended September 30, 2011

Balance at beginning of period	200	$2,510,507	198	$2,491,343

Acquisitions (4)	4	100,146	5	132,047

Additions/Improvements	—	8,579	—	24,106

Completions (CIP)	—	—	—	10,645

Elimination of accumulated depreciation on fully depreciated intangible assets	—	—	—	(39,986)

Assets previously classified as held for sale reclassified to held for use	—	—	1	1,077

Dispositions (5)	(1)	(3,980)	(1)	(3,980)

Balance at end of period	203	$2,615,252	203	$2,615,252

C)	Mortgage Notes Receivable

	Number of Investments	Three Months Ended September 30, 2011	Number of Investments	Nine Months Ended September 30, 2011

Balance at beginning of period	12	$122,603	7	$36,599

Fundings of new mortgages	—	—	5	75,985

Fundings on mortgages in existence at the beginning of the period	—	8,836	—	18,693

Repayments (6)	(1)	(14,905)	(1)	(14,905)

Scheduled principal payments	—	(7)	—	(29)

Elimination of mortgage note receivable upon consolidation of VIE (3)	(1)	(21,939)	(1)	(21,939)

Amortization of loan origination fee	—	—	—	184

Balance at end of period	10	$94,588	10	$94,588

(1)	Balances exclude investments in one unconsolidated joint venture and properties classified as held for sale.
(2)	During the third quarter of 2011, the Company began construction of a medical office building and parking garage located in Texas.
(3)	During the third quarter of 2011, the Company began consolidating the entity constructing an inpatient facility in South Dakota. The Company continues to fund the construction of the building and had previously recognized the funding as a mortgage note receivable on its consolidated financial statements. Funding for the quarter totaled $10,808.
(4)	During the third quarter of 2011, the Company acquired four medical office buildings in Virginia.
(5)	During the third quarter of 2011, the Company sold a medical office building in Florida that was not previously classified as held for sale.
(6)	During the third quarter of 2011, one mortgage note receivable was repaid.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended September 30, 2011	Page 7 of 12

SCHEDULE 5

INVESTMENT ACTIVITY (1)

YTD 2011 INVESTMENT ACTIVITY

Location	Property Type	Investment Type	Initial Closing	Estimated Completion	Properties	Amount Invested During Nine Months Ended September 30, 2011	Estimated Remaining Fundings	Estimated Total Investment	Approximate Square Feet	Aggregate Leased %
Des Moines, IA	Other	Mortgage	1/3/2011	NA	1	$40,000	$—	$40,000	152,300	94%
Grandview, MO	MOB	Constr. Mortg.	3/24/2011	4Q 2011	1	2,235	1,500	3,735	18,500	100%
Richmond, VA	MOB	Acquisition	6/30/2011	NA	1	31,901	—	31,901	142,015	91%
Edmond, OK (Oklahoma City)	MOB	Constr. Mortg. (2)	6/30/2011	2Q 2013	1	16,073	75,106	91,179	200,000	100%
Springfield, MO	Inpatient	Constr. Mortg. (2)	6/30/2011	2Q 2013	1	14,977	96,458	111,435	186,000	100%
Richmond, VA	MOB	Acquisition	8/4/2011	NA	1	26,374	—	26,374	87,816	91%
Midlothian, VA	MOB	Acquisition	8/4/2011	NA	1	43,835	—	43,835	142,856	97%
Mechanicsville, VA	MOB	Acquisition	8/31/2011	NA	1	14,598	—	14,598	59,240	100%
Mechanicsville, VA	MOB	Acquisition	9/30/2011	NA	1	15,339	—	15,339	42,957	100%

					9	$205,332	$173,064	$378,396	1,031,684	97%

HISTORICAL INVESTMENT ACTIVITY

	Mortgage Funding	Mortgage Funding	Mortgage Funding	Mortgage Funding	Mortgage Funding
	Acquisitions (3)	Mortgage Funding	Construction Mortgage Funding	Development Funding	Total
2008	$315,665	$—	$36,970	$74,085	$426,720
2009	70,664	9,900	10,616	85,120	176,300
2010	301,600	3,700	20,740	63,301	389,341
YTD 2011	132,047	40,000	51,978	63,933	287,958

Total	$819,976	$53,600	$120,304	$286,439	$1,280,319

% of Total	64%	4%	9%	22%	100%

DEVELOPMENT PROPERTIES

	Properties	Amount Funded During Three Months Ended September 30, 2011	Total Amount Funded Through September 30, 2011	Estimated Remaining Fundings	Estimated Total Investment	Approximate Square Feet	Aggregate Leased %	Q3 2011 Aggregate NOI ($000s)
Construction in progress	5	$28,809	$134,716	$63,424	$198,140	587,758	45%	$—
Mortgage construction loans	7	8,836	48,202	177,097	225,299	489,931	100%	188
Stabilization in progress	8	2,166	237,192	7,608	244,800	808,140	33%	(927)

Land held for development (4)	—	—	20,773	—	—	—	—	—

Total	20	$39,811	$440,883	$248,129	$668,239	1,885,829	54%	$(739)

(1)	Represents real estate. Refer to Form 10-Q Footnote 3 for more information on the Company’s acquisitions.
(2)	These construction mortgages are scheduled to be funded over 28 months, and HR has an obligation to purchase the properties upon substantial completion at a price equal to the amount outstanding under the mortgage notes.
(3)	Net of mortgage notes receivable payoffs upon acquisition.
(4)	Included in Construction in progress on the Company’s Condensed Consolidated Balance Sheets.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended September 30, 2011	Page 8 of 12

SCHEDULE 6

INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1) (2)

(dollars in thousands)

		MOB/Outpatient (84.3%)				Inpatient (13.2%)				Other (2.5%)		Total	% of Total
		Stabilized	Development Properties		Mortgages	Rehab	Surgical	CIP	Mortgages	Other	Mortgages
		Properties	Stabilization	CIP
1	Texas	$578,820	$61,212	$4,982	$9,076	$20,659	$92,000					766,749	26.9%
2	Florida	184,182			2,687	11,703						198,572	7.0%
3	Virginia	172,603								$11,826		184,429	6.5%
4	Tennessee	160,014			3,700					7,874		171,588	6.0%
5	North Carolina	143,717										143,717	5.0%
6	Indiana	99,493					43,406					142,899	5.0%
7	Iowa	86,472			5,840						$40,000	132,312	4.6%
8	Washington	59,528		69,932								129,460	4.5%
9	Pennsylvania	10,798				115,734						126,532	4.4%
10	California	112,807				12,688						125,495	4.4%
11	Colorado	60,889	24,756	27,056								112,701	4.0%
12	Hawaii	22,745	85,709									108,454	3.8%
13	Arizona	34,406	39,593			16,012						90,011	3.2%
14	Illinois	37,228	25,922									63,150	2.2%
15	Missouri	42,756			2,235				$14,977			59,968	2.1%
16	Alabama	20,825				17,722				9,493		48,040	1.7%
17	South Dakota	—						$32,746				32,746	1.1%
18	District of Columbia	29,594										29,594	1.0%
19	Michigan	21,883										21,883	0.8%
20	Oregon	20,577										20,577	0.7%
21	Oklahoma	—			16,073							16,073	0.6%
22	Ohio	14,500										14,500	0.5%
23	Kansas	14,003										14,003	0.5%
24	Georgia	13,653										13,653	0.5%
25	Massachusetts	12,119										12,119	0.4%
26	Nevada	11,911										11,911	0.4%
27	South Carolina	10,953										10,953	0.4%
28	Louisiana	10,834										10,834	0.4%
29	Maryland	8,990										8,990	0.3%
30	Mississippi	8,379										8,379	0.3%

	Sub-total	$2,004,679	$237,192	$101,970	$39,611	$194,518	$135,406	$32,746	$14,977	$29,193	$40,000	$2,830,292	99.2%

Land held for development				20,773								20,773	0.7%
Unconsolidated joint venture										$1,266		1,266	0.1%

	Total Investments	$2,004,679	$237,192	$122,743	$39,611	$194,518	$135,406	$32,746	$14,977	$30,459	$40,000	$2,852,331	100.0%

	Percent of $ Invested	70.4%	8.3%	4.3%	1.4%	6.8%	4.7%	1.1%	0.5%	1.1%	1.4%	100.0%

	Number of Investments	177	8	4	8	12	2	1	1	5	1	219

(1)	Excludes assets held for sale totaling $32,312 and corporate property totaling $14,264.
(2)	Detail of lease type (excludes CIP and unconsolidated joint ventures):

Owned	Number of Properties	Investment ($000s)	Sq. Ft. (000s)
Multi-tenanted	163	$2,049,637	10,996
Master lease	40	551,351	2,330
Mortgages	10	94,588	—

	213	$2,695,576	13,326

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended September 30, 2011	Page 9 of 12

SCHEDULE 7

SQUARE FEET OWNED AND/OR MANAGED (1)

By Geographic Location

		Number of Properties			Owned					Third Party Managed by HR	Total	Percent
			Third Party Managed by HR	Total	Managed		Development Properties		Master Leases
		Owned			by HR	by Third Party	Stabilization	CIP
1	Texas	52		52	3,074,254	302,094	246,717	96,433	337,771		4,057,269	28.3%
2	Tennessee	16	5	21	1,260,260				75,000	251,394	1,586,654	11.1%
3	Florida	21		21	668,544	157,497			229,554		1,055,595	7.4%
4	Virginia	13		13	480,207	136,427			334,454		951,088	6.7%
5	North Carolina	14		14	724,291						724,291	5.1%
6	Indiana	5		5		382,695			175,999		558,694	3.9%
7	California	10		10	458,955				93,000		551,955	3.9%
8	Colorado	7		7	192,280		161,099	186,672			540,051	3.8%
9	Pennsylvania	7		7	63,914				437,601		501,515	3.5%
10	Arizona	10	1	11	202,082		179,963		51,903	59,106	493,054	3.5%
11	Washington	5		5	73,548			191,051	159,071		423,670	3.0%
12	Iowa	9		9	274,231				94,949		369,180	2.6%
13	Illinois	4		4	148,055		95,436		110,000		353,491	2.5%
14	Alabama	6		6	120,192	129,294			95,500		344,986	2.4%
15	Hawaii	3		3	173,502		124,925				298,427	2.1%
16	Michigan	3		3	199,749						199,749	1.4%
17	Missouri	5		5	177,039				13,478		190,517	1.3%
18	District of Columbia	2		2	182,836						182,836	1.3%
19	Louisiana	2		2		136,155					136,155	1.0%
20	South Dakota	1		1				113,602			113,602	0.8%
21	Massachusetts	2		2					100,742		100,742	0.7%
22	Mississippi	1	1	2	58,036					40,192	98,228	0.7%
23	Georgia	3		3		58,030			20,749		78,779	0.6%
24	Ohio	1		1		73,331					73,331	0.5%
25	Kansas	1		1	70,908						70,908	0.5%
26	Oregon	1		1	62,246						62,246	0.4%
27	Maryland	1		1	58,903						58,903	0.4%
28	Nevada	2		2	49,173						49,173	0.3%
29	South Carolina	1		1	39,801						39,801	0.3%

Total Properties / Square Feet		208	7	215	8,813,006	1,375,523	808,140	587,758	2,329,771	350,692	14,264,890	100.0%

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended September 30, 2011	Page 10 of 12

SCHEDULE 7 (CONTINUED)

SQUARE FEET OWNED AND/OR MANAGED (1)

By Facility Type

	Owned						Third Party
	Managed		Stabilization	Construction	Master	Total	Managed by
	by HR	by Third Party	in Progress	in Progress	Leases	Owned	HR	Total	Percent
Medical office/outpatient (2)	8,813,006	1,119,802	808,140	474,156	1,166,529	12,381,633	350,692	12,732,325	89.3%
Inpatient Rehab				113,602	798,072	911,674		911,674	6.4%
Inpatient Surgical					273,770	273,770		273,770	1.9%
Other		255,721			91,400	347,121		347,121	2.4%

Total Square Feet	8,813,006	1,375,523	808,140	587,758	2,329,771	13,914,198	350,692	14,264,890	100.0%

Percent of Total Square Footage	61.8%	9.6%	5.7%	4.1%	16.3%	97.5%	2.5%	100.0%

Total Number of Properties (1)	136	19	8	5	40	208	7	215

By Occupant

	Medical					% of Total
	Office /	Inpatient				Square
Occupants Greater than 1%	Outpatient	Rehab	Surgical	Other	Total	Feet
1 Baylor Health Care System	809,219		156,245		965,464	7.0%
2 HealthSouth		647,560			647,560	4.7%
3 Carolinas Healthcare System	573,735				573,735	4.1%
4 HCA	403,441			16,400	419,841	3.0%
5 Catholic Health Initiatives	280,805				280,805	2.0%
6 Ascension Health Care System	200,424				200,424	1.4%
7 OrthoIndy	58,474		117,525		175,999	1.3%
All Other Occupants Less than 1%	10,055,535	264,114	—	330,721	10,650,370	76.5%

Total Square Feet	12,381,633	911,674	273,770	347,121	13,914,198	100.0%

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.
(2)	ON/OFF CAMPUS (% OF SQUARE FEET)

	2011			2010
	3Q	2Q	1Q	4Q	3Q	2Q
On/adjacent	72%	70%	69%	66%	66%	64%
Off	28%	30%	31%	34%	34%	36%

	100%	100%	100%	100%	100%	100%

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended September 30, 2011	Page 11 of 12

SCHEDULE 8

LEASE AND OCCUPANCY INFORMATION

LEASE MATURITY SCHEDULE (1)

		Number of Leases
	Annualized Minimum Rents (2)	Multi-Tenanted Properties	Master Leased Properties	Percentage of Revenues	Total Sq. Ft.
2011	$8,976	159	—	3.6%	355,179
2012	31,552	342	4	12.9%	1,298,984
2013	36,551	296	4	14.9%	1,371,995
2014	42,425	356	5	17.3%	1,714,460
2015	25,201	227	—	10.3%	1,026,482
2016	24,727	150	8	10.1%	955,206
2017	18,938	70	7	7.7%	926,808
2018	13,146	90	—	5.4%	617,036
2019	5,909	28	1	2.4%	203,811
2020	8,707	33	—	3.5%	332,741
Thereafter	29,131	68	10	11.9%	1,197,062

AVERAGE TENANT SIZE (1)

	Number of Leases	Number of Leases
	Number of Leases
Square Footage	Multi- Tenanted Properties	Master Leased Properties
0 - 2,500	964	—
2,501 - 5,000	488	—
5,001 - 7,500	139	1
7,501 - 10,000	68	2
10,001 +	160	36

Total Leases	1,819	39

The average lease size in the multi-tenant portfolio is 4,255 square feet.

WEIGHTED AVERAGE INCREASES IN LEASE RATES

FOR MULTI-TENANT PROPERTIES: (1) (3)

	2011			2010
	3Q	2Q	1Q	4Q	3Q	2Q
Contractual increases for in-place leases (“annual bumps”)	3.2%	3.1%	3.1%	3.1%	3.2%	3.4%
Newly executed leases (“cash leasing spreads”)	2.3%	1.7%	1.7%	1.0%	1.8%	2.8%

OCCUPANCY (1)

	100	100	100	100	100	100	100
	Investment at	2011			2010
Facility Type	September 30, 2011	3Q	2Q	1Q	4Q	3Q	2Q
Medical office/outpatient	$2,004,679	86%	86%	86%	86%	86%	87%
Inpatient	329,924	100%	96%	96%	96%	96%	96%
Other	29,193	76%	76%	76%	76%	84%	89%

Stabilized Occupancy (4) (5)	$2,363,796	87%	87%	86%	87%	87%	88%

Stabilization (4) (5)	$237,192	19%	17%	16%	23%	22%	22%

Economic Occupancy (4)	$2,600,988	83%	82%	82%	82%	82%	83%

SAME FACILITY NOI (1) (6) (7)

				Sequential		Year - over - Year
	3Q 2011 NOI	2Q 2011 NOI	3Q 2010 NOI	NOI	Percentage Change	NOI	Percentage Change
Multi-tenanted Properties	$24,386	$24,946	$23,229	$(560)	-2.2%	$1,157	5.0%

Master leased Properties	$12,216	$12,001	$11,911	$215	1.8%	$305	2.6%

Total	36,602	36,947	35,140	(345)	-0.9%	$1,462	4.2%

(1)	Mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale are excluded.
(2)	Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, future step-ups in rent, or sponsor support payments under financial support agreements and straight-line rent.
(3)	Represents historical rental rate increases and may not be indicative of future increases.
(4)	The economic and stabilized occupancies assume that properties under a Property Operating Agreement or Master Lease Agreement have 100% occupancy. The average underlying tenant occupancy of the eight properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 63%. The economic occupancy includes and the stabilized occupancy excludes the eight development properties currently in stabilization. The properties in Stabilization are currently 34% leased. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy due to ongoing buildout of their suite.
(5)	The overall stabilized occupancy percentage may be affected from quarter to quarter when a property is re-categorized from the “stabilization” group to the “stabilized” group.
(6)	Properties included in the same facility analysis represents 85% to 95% of total NOI. In order to provide meaningful comparisons, same facility NOI is adjusted for certain non-routine items and excludes properties that were recently acquired or disposed of, properties held for sale, and properties in stabilization or conversion that would distort the change in NOI of the core portfolio.
(7)	Reconciliation of net operating income (NOI):

	3Q 2011 NOI	2Q 2011 NOI	3Q 2010 NOI
Master lease income	$14,049	$14,434	$13,303
Property operating income	57,078	53,849	47,716
Amounts included in other operating income: (a)
Rental lease guaranty income	1,841	1,824	1,823
Property operating expense	(30,851)	(28,477)	(26,681)

Net operating income	42,117	41,630	36,161

NOI not included in same store	(5,515)	(4,683)	(1,021)

Same store NOI	$36,602	$36,947	$35,140

(a) Other operating income reconciliation:
Rental lease guaranty income	$1,841	$1,824	$1,823
Interest income	138	140	223
Other	88	90	82

Total Consolidated other operating income	$2,067	$2,054	$2,128

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended September 30, 2011	Page 12 of 12